FINANCIAL (INCOME) EXPENSES, net	12 Months Ended
Dec. 31, 2020
FINANCIAL (INCOME) EXPENSES, net
FINANCIAL (INCOME) EXPENSES, net

NOTE 24 - FINANCIAL (INCOME) EXPENSES, net:

	Year Ended December 31,
	2020	2019	2018
	U.S dollars in thousands
Financial income:
Fair value gains on derivative financial instruments	—	344	104
Gains on financial assets at fair value through profit or loss	94	474	295
Gains from changes in exchange rates	—	74	—
Interest from bank deposits	176	443	279
	270	1,335	678
Financial expenses:
Interest and finance charges for lease liabilities	405	390	—
Loss from changes in exchange rates	9	—	125
Interest expenses related to borrowing and payable in respect of intangible assets purchase	12,045	—	—
Other	300	48	42
	12,759	438	167
Financial (income) /expenses, net	12,489	(897)	(511)

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